PLACEMENT AGENCY AGREEMENT

Dated as of April 24, 2006

Exhibit 10.1

Avalon Energy Corporation

1288 Alberni Street, Suite 806

Vancouver, BC V6B4N5

Ladies and Gentlemen:

This Placement Agency Agreement (the “Agreement”) confirms the retention by Avalon Energy Corporation, a Nevada corporation (the “Company”), of Joseph Stevens & Company, Inc. (the “Placement Agent”), to act as the exclusive placement agent on a “best efforts all or none” basis in connection with the private placement (the “Placement”) of Units (as defined below) of the Company on the terms set forth below.

1.

TERMS OF THE PLACEMENT

(a)

The securities of the Company which are the subject of the Placement shall consist of Eight Hundred Thousand Dollars ($800,000) (the “Offering Amount”) of units (the “Units”), at a price per Unit of $25,000 (the “Unit Price”), with each Unit consisting of:

(i)

250,000 shares (the “Shares”) of common stock of the Company, par value $001per share  (the “Common Stock”); and

(ii)

a warrant (collectively, the “Warrants”) to purchase, at any time prior to the 2nd anniversary following the final closing date of the Placement, 125,000 shares of Common Stock of the Company with an exercise price equal to $0.20 per share of Common Stock (the “Warrant Exercise Price”).  The shares of Common Stock underlying each Warrant are referred to herein as the “Warrant Shares.”

The Units, the Shares, the Warrants and the Warrant Shares are sometimes referred to collectively herein as the “Securities.”

(b)

The Placement Agent will, on an exclusive basis, conduct the Placement on a “best efforts all or none” basis of 32 Units for gross proceeds of $800,000, (the “Placement Proceeds”).  The Placement shall commence on the date hereof and shall expire on that date which is 60 days from the date hereof, provided, however, the Placement shall be extended for up to an additional 30 day period (as such date may be extended, the “Placement Period”), without notice to investors in the Placement (“Investors”) at the mutual discretion of the Placement Agent and the Company.  The minimum subscription amount per Investor shall be $25,000 although the Placement Agent may accept subscriptions for less than a whole Unit.

Avalon Energy Corporation

April 24, 2006

(c)

The total subscription amount of $800,000, or the Offering Amount, is required to be subscribed for and received, prior to the parties agreeing to hold the Closing on the Placement (the “Closing”).   Subject to the conditions set forth in Section 9 hereof, the Closing under this Agreement  shall be held at the offices of the Placement Agent, or such other place as the parties may agree, as soon as practicable (but not later than five (5) business days) following the date upon which the Placement Agent and the Company confirm in writing to each other that the conditions to the Closing have been completed .   The date upon which the Closing is held shall hereinafter be referred to as the “Closing Date.”

(d)

At any time prior to the expiration of the Placement Period, and after receipt in escrow and acceptance by the Company of subscriptions for the sale of the Offering Amount, the Closing may take place, and the date thereof shall be referred to as a “Closing Date.” The date of the Closing is sometimes referred to as the “Termination Date.”

(e)

The Placement will be made pursuant to the Memorandum (as defined in Section 2 below).  The offer and sale of the Securities will not be registered under the Securities Act of 1933, as amended, or any applicable successor statute (the “Securities Act”), but will be issued in reliance on the private offering exemption available under Section 4(2) of the Securities Act and the Rules and Regulations (as defined below) promulgated thereunder, including Regulation D (“Regulation D”).  The Company and the Placement Agent reserve the right in their reasonable discretion to accept or reject any or all subscriptions for Units in whole or in part, regardless whether any funds have been deposited into the escrow account.  Any subscription monies received by the Placement Agent from Investors will be handled in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether or not the Placement Agent is subject to the Exchange Act, and as otherwise may be prescribed by the terms of the Memorandum. All subscription monies shall be directed to the escrow account.  As used herein, the term “Rules and Regulations” means the applicable rules and regulations promulgated under the Securities Act and the Exchange Act.

(f)

During the Placement Period, all subscription funds received shall be held by  American Stock Transfer & Trust Company (the “Escrow Agent”) in a non-interest bearing escrow account pursuant to the terms of a written escrow agreement to be executed by and among the Company, the Escrow Agent and the Placement Agent.  The Placement Agent shall not have any independent obligation to verify the accuracy or completeness of any information contained in any Subscription Documents (as defined in Section 2 below) or the authenticity, sufficiency or validity of any check delivered by any prospective Investor in payment for the Units, nor shall the Placement Agent incur any liability with respect to any such verification or failure to verify.  All subscription checks and funds shall be promptly and directly delivered without offset or deduction to the Escrow Agent. The costs and expenses of the Escrow Agent shall be borne by the Company. In the event that any subscription is rejected in whole or in part, the amount of subscription so ejected will be returned to the subscriber without interest or deduction.  No funds shall be removed from escrow without a written approval of both the Company and the Placement Agent.

2.

OFFERING MEMORANDUM AND RELATED MATTERS

Avalon Energy Corporation

April 24, 2006

(a)

The Company shall prepare a Confidential Private Placement Memorandum relating to the Company and the Placement (such memorandum, together with the exhibits and attachments thereto or available thereunder and any amendments or supplements thereto prepared and furnished by the Company, being referred to herein as the “Memorandum”), which Memorandum, among other things, describes the Placement and certain investment risks relating thereto and shall be in form and substance acceptable to the Placement Agent.

(b)

The Company has been and will continue to be responsible for preparing and filing required documentation, if any, with the authorities in the United States or any state located therein (and subsequent to, if required by the laws of any such jurisdiction) in connection with the distribution of the Memorandum to prospective Investors (the parties acknowledging, however, that the Placement of the Units is intended and expected to be wholly or partially exempt from filing requirements in the United States by reason of Regulation D and similar “blue sky” exemptions) and the Placement.  The Company shall cooperate with counsel to the Placement Agent with respect to the preparation and filing of any required “blue sky” filings.

(c)

The Placement Agent and its counsel and the Company and its counsel have or will jointly prepare a form of subscription agreement (the “Subscription Agreement”) and a form of confidential purchaser questionnaire (collectively with the Subscription Agreement, the form of purchaser questionnaire and any other stock purchase or other documents required in connection with the Placement, the “Subscription Documents”), which Subscription Documents shall contain such representations, warranties, conditions and covenants as are customary in private placements of corporate debt and equity securities with United States investors that qualify as accredited investors, as defined in Rule 501(a) under the Securities Act (“Accredited Investors”).  The Placement Agent and its counsel have had or will have a sufficient opportunity, in their discretion, to review the final form of the Memorandum and Subscription Documents prior to the distribution thereof to prospective Investors, and the Memorandum and the Subscription Documents will be the only offering documents (other than cover letters which may be used by the Placement Agent, and any documents made available to Investors in accordance with the terms of the Memorandum) shown to prospective Investors.

(d)

The Placement will be made in accordance with the requirements of Section 4(2) under the Securities Act and/or Regulation D only to Accredited Investors, purchasing for their own account for investment purposes only and not for distribution in violation of securities laws.  Furthermore, prospective Investors will have been provided the Memorandum and access to the management of the Company and afforded the opportunity to ask questions regarding the Company and the Placement.

(e)

The Company recognizes, agrees and confirms that the Placement Agent (or any selling agent permitted to be utilized by the Placement Agrement under Section 3(a) hereof): (i) will use and rely primarily on the information contained in the Memorandum and the Subsciption Documents and on information available from generally recognized public sources in performing the services contemplated by this Agreement without having independently verified the same; (ii) is authorized, as the Company’s exclusive financial advisor and placement agent in connection with the Placement, to transmit to any prospective Investor a copy or copies of the Memorandum, the Subsciption Documents and any other documentation supplied to the Placement Agent for transmission to any prospective Investor by or on behalf of the Company or by any of the Company’s officers, representatives or agents, in connection with the performance of the Placement Agent’s services hereunder or any transaction contemplated hereby; (iii) does not assume responsibility for the accuracy or completeness of any information contained in the Memorandum and the Subsciption Documents or any such other information except to the extent that the aforementioned information is based on information provided by or on behalf of Placement Agent; (iv) will not make an appraisal of the Company or any assets of the Company or the securities being offered by the Company in the Placement; and (v) retains the right to continue to perform due diligence of the Company during the course of the Company’s engagement of the Placement Agent.

Avalon Energy Corporation

April 24, 2006

TERMS OF RETENTION OF PLACEMENT AGENT

(a)

The Company hereby employs the Placement Agent as its exclusive placement agent in the United States for the purpose of placing the Units for the account and risk of the Company.  This appointment shall be exclusive with respect to the Placement and otherwise as provided herein. The Company hereby agrees that the Placement Agent shall have the right to utilize other selling NASD licensed broker-dealers in connection with the Placement of the Units on terms approved by the Placement Agent.  It is understood and agreed that this Agreement does not create any partnership, joint venture or other similar relationship between or among the Placement Agent and the Company, and that the Placement Agent is acting only as a sales agent.

(b)

For the services of the Placement Agent hereunder, the Company will pay or caused to be paid to the Placement Agent at any Closing (or following the Placement in the case of Section 3(b)(ii) below) the following fees:

(i)

a cash fee equal to 9.5% percent of the aggregate gross proceeds (prior to the payment of expenses) received by the Company in the Placement (to be paid simultaneously with the Closing);

(ii)

a non- accountable expense allowance equal to 2.5% percent of the aggregate gross proceeds (prior to the payment of expenses) received by the Company in the Placement (to be paid simultaneously with the Closing);.

(iii)

Up to 1,200,000 shares of Common Stock of the Company for the sale of the Placement, which shares shall be issued at the Closing (or shortly thereafter) of the Placement to the Placement Agent or its authorized designees.

(c)

Notwithstanding any termination of this Agreement pursuant to the terms hereof or otherwise, if on or before the twelve (12) month anniversary of the Final Closing Date, the Company enters into a commitment or letter of intent relating to any offering of debt or equity securities of the Company or any other financing: (i) with any financing source to whom the Company was introduced by the Placement Agent or who was contacted by Placement Agent in connection with its services for the Company hereunder, or (ii) as a result of the use by the Company of materials or other work product prepared by the Placement Agent in connection with the Placement, the Company shall pay to the Placement Agent, at the closing of any such offering or financing, the cash fees described in, and in accordance with the terms and provisions of, Section 3(b)(i)  above  to the extent that the Placement Agent has been involved with obtaining any such additional investments.

Avalon Energy Corporation

April 24, 2006

(d)

In addition to the foregoing, the Company hereby grants to the Placement Agent the exclusive right of first refusal to manage any public offering of debt or equity or other securities of the Company (a “Future Offering”) for a period of twelve (12) months from the Initial Closing Date.  At any time during such 12-month period that the Company contemplates conducting a Future Offering, the Company shall deliver to the Placement Agent a written notice (the “Notice”) stating its intention to conduct the Future Offering on a bona fide basis, the material terms and conditions of the thereof, including the amount to be raised and the type of security to be issued (the “Offer Terms”) and an offer to the Placement Agent to manage the Future Offering.  At any time within 30 days after receipt of the Notice, the Placement Agent may, by giving written notice to the Company, elect to accept the Company’s offer to manage the Future Offering.  The failure of the Placement Agent to give such acceptance notice within such 30 day period will be deemed a rejection of the offer solely with respect to the applicable Future Offering.  Subject to the provisions of Section 3(d) hereof, if applicable, the terms of any Future Offering managed by the Placement Agent (including the fees payable to the Placement Agent in connection therewith) shall be mutually agreed upon by the Company and the Placement Agent.

(e)

The Placement Agent shall also be entitled to receive, during the term of the Warrants, a warrant solicitation fee (“Solicitation Fee”) equal to five percent (5%) of the exercise price of the Warrants, which fee shall be payable within five business days of receipt by the Company of the exercise price from a holder of the Warrants. The Solicitation Fee shall be payable in accordance with the applicable rules of the NASD. The Company shall not hire any other broker dealer firm to assist it in connection with the solicitation of the exercise of the Warrants.

4.

PAYMENT BY COMPANY OF EXPENSES

The Company will pay for or promptly reimburse to the Placement Agent, as the case may be, and whether or not any Units are sold in connection with the Placement, all expenses of the Company and the Placement Agent relating to the Placement, including legal fees incurred by the Placement Agent plus out-of-pocket expenses incurred by counsel to the Placement Agent and all other reasonable out-of-pocket expenses of the Placement Agent relating to activities under this Agreement, including, without limitation: (i) the preparation, printing, reproduction, filing, distribution and mailing of the Memorandum and all other documents relating to the Placement, and any supplements or amendments thereto, including the fees and expenses of counsel to the Company, and the cost of all copies thereof; (ii) the securing of an exemption therefrom under state of foreign “blue sky” or securities laws, including, without limitation, filing fees payable in the jurisdictions in which an exemption is sought and mailing expenses related to such filings; (iii) the filing fees, if any, payable to the applicable securities regulatory authorities; (iv) all Escrow Agent fees;  (v) filing fees payable to the NASD in connection with any required filings made by the Placement Agent to the NASD with respect to the registration by the Company of the Securities on behalf of Investors and the Placement Agent’s securities, as well as the legal expenses of counsel to the Placement Agent of $5,000 related to the NASD filing; and (vii) the legal fees of the Placement Agent’s counsel, which fees shall be equal to $35,000, of which $5,000 has been previously paid and the remainder shall be paid out of the proceeds of this offering.. Any expenses (other than Placement Agent’s legal or other professional expenses) in excess of $2,000 shall be subject to prior approval by the Company, which approval shall not be unreasonably withheld or delayed.  For the avoidance of doubt, the fees and disbursements of legal counsel to the Placement Agent in connection with the Registration Statement (as defined below) as contemplated by Section 8(p) hereof shall be separate from and in addition to the foregoing fees. Further, all expenses shall be payable out of the proceeds of this offering.

Avalon Energy Corporation

April 24, 2006

TERMINATION OF PLACEMENT

The Placement may be terminated: (i) by the Placement Agent and the Company at any time upon thirty (30) days prior written notice or (ii) immediately by the Placement Agent upon giving written notice to the Company, but only in the event that if:

(a)

in the opinion of the Placement Agent, the Memorandum contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements appearing therein not misleading in the light of the circumstances in which they were made, and the Company shall not have corrected such untrue statement or omission to the reasonable satisfaction of the Placement Agent and its counsel within ten (10) days after the Company receives written notice of such untrue statement or omission, provided that notwithstanding such ten (10) day period, the Closing shall not occur hereunder until the Placement Agent shall notify the Company that it is satisfied, in its reasonable determination, that the Company has taken such steps (including circulating amended offering materials and afforded prospective Investors a reasonable opportunity to review such amendments) to allow the Closing to occur; or

(b)

the Company shall be in material breach of any representation, warranty, agreement or covenant made by it in this Agreement, any Subscription Document or any other document relating to the Placement and, in the case of a covenant, the Company has not cured any such breach after the expiration of seven (7) days written notice sent by the Placement Agent to the Company; or

(c)

(i) any calamitous domestic or international event or act or occurrence has taken place and, in the Placement Agent’s opinion, has or will materially disrupt general securities markets in the United States in the immediate future; or (ii) if trading on the New York Stock Exchange, the American Stock Exchange, or in the over-the-counter market shall have been suspended or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the over-the-counter market by the National Association of Securities Dealers, Inc. (“NASD”) or by order of the Securities and Exchange Commission (“SEC”) or any other government authority having jurisdiction; or (iii) if the United States shall have become involved in a war, major hostilities or the like; or (iv) if a banking moratorium has been declared by a New York State or federal authority; or (v) if the Company shall have sustained a material loss, whether or not insured, by reason of fire, flood, accident or other calamity; or (vii) if there shall have been such material adverse change in the conditions or prospects of the Company, involving a change not contemplated by the Memorandum, including, without limitation, the commencement of  any investigation by a government agency or any allegations of a failure of internal controls; or (viii) if there shall have been such material adverse general market conditions as in the Placement Agent’s reasonable judgment would make it inadvisable to proceed with the Placement or the sale or delivery of the Units.

6.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

The Company represents and warrants to the Placement Agent, as of the date hereof, the Closing Date, that:

(a)

The Company has been validly formed and is legally existing as a corporation in good standing under the laws of the State of Nevada, with full corporate power and authority to conduct its business as currently conducted, and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such qualification or authorization, except where the failure to be so qualified or authorized and in good standing could not reasonably be expected to have a material adverse effect on the business and financial condition of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”).  As of the date hereof, the Company does not have, directly or indirectly, any subsidiaries other than as disclosed in the Company’s filings with the SEC (collectively, the “Subsidiaries”).  Each Subsidiary has been duly organized, is validly existing and in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its properties and to conduct its business and is duly qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such qualification or authorization, except where the failure to be so qualified or authorized and in good standing could not reasonably be expected to have a Material Adverse Effect.

Avalon Energy Corporation

April 24, 2006

(b)

Except for the Subsidiaries and as otherwise disclosed in the Memorandum, the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity.  All of the issued and outstanding capital stock of each Subsidiary is owned by the Company, free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (each, a “Lien”), and has been duly authorized and validly issued, and is non-assessable.

(c)

The authorized capital stock of the Company consists of 210,000,000 shares of capital stock, of which 200,000,000 shares are classified as Common Stock, par value $0.001 per share and 10,000,000 shares are classified as Convertible Preferred Stock. As to the shares of Convertible Preferred Stock, the Company has designated 5,000,000 convertible preferred shares as Class A voting stock, par value $0.001 per share and 5,000,000 convertible preferred shares as Class B voting stock, par value $0.001 per share. As of the date hereof and as of the Closing Date, 38,900,493  shares of Common Stock and Nil  shares of Class A  and Class B Convertible Preferred Stock of the Company are or will be issued and outstanding (other than the Securities issued in the Placement or as described in the Memorandum), and all such shares of capital stock (including the Securities issued in the Placement) are, as the case may be, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. In addition, there are (i) warrants outstanding to acquire an aggregate of 5,950,000 shares of common Stock with an exercise price of $0.50 per share until July 20, 2006, and (ii) options outstanding to acquire an aggregate of 5,875,000 shares of Common Stock.. The Shares and the Warrant Shares have been duly reserved, and when issued in accordance with the terms of the Placement, will be validly issued, fully paid and nonassessable and not subject to preemptive or any other similar rights and no personal liability will attach to the ownership thereof.  The outstanding options, warrants and other convertible securities of the Company are as set forth in the Memorandum and the Company’s filings with the SEC (collectively, the “Company Documents). Neither the Company nor any Subsidiary is a party to an agreement, instrument or understanding which calls for, and no securities of the Company or any Subsidiary contain provisions relating to, the resetting or repricing of any debt or equity security instrument of the Company or any Subsidiary.  The issuance of the Securities or the consummation of the Placement will not trigger any resetting or repricing of any debt or equity security instrument of the Company or any Subsidiary and will not result in any preemptive rights to acquire securities of the Company in favor of any third party.

(d)

Neither the Memorandum, the Subscription Documents nor any of Company Documents contain any untrue statement of a material fact, and the Company Documents will not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, except that the Company shall have no liability for any information provided to the Company in writing by, and relating to, the Placement Agent, for use in and used in the Memorandum.  It is understood that any summary in the Memorandum of a document which appears therein in full (either as signed or substantially in the form to be signed) does not constitute an untrue or misleading statement merely because it is a summary; provided, however, that any such summary may not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading.  If, at any time before the Placement is completed or terminated or before all subscriptions are accepted by the Company, there should be any change which would cause the Company Documents not to comply with this Section 7(d), the Company will promptly advise the Placement Agent thereof and make any necessary corrective filings with the SEC and prepare and furnish the Placement Agent with, for distribution to Investors, after prior review and approval by the Placement Agent and its counsel (such approval not to be unreasonably withheld), such copies of such supplements or amendments to the Memorandum and the Subscription Documents as will cause the Memorandum and the Subscription Documents, as so supplemented or amended, to comply with this Section 7(d), and will authorize the Placement Agent to make to Investors, if: (i) deemed necessary by counsel to the Placement Agent and approved by the Placement Agent, or (ii) if deemed necessary by counsel to the Company, an offer of rescission.

(e)

Neither the Company nor any Subsidiary is in: (i) violation of its certificate or articles of incorporation, by-laws or other organizational documents, (ii) default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any Lien upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case of clause (ii) above) for any Lien disclosed in the Memorandum and the exhibits thereto and except, in the cases of (ii) and (iii), where such defaults or violations do not, individually or in the aggregate, have a Material Adverse Effect.

Avalon Energy Corporation

April 24, 2006

(f)

The execution, delivery and performance of this Agreement, all Company Documents, the Subscription Documents, the Warrants and all other documents to be entered into by the Company in connection with any transaction described in the Memorandum or in connection with the Placement, and the consummation of the transactions contemplated hereby and thereby, have been or will be prior to such execution, delivery, performance or consummation, as the case may be, duly and validly authorized by the Company and do not and will not: (i) constitute, or result in, a breach or violation of any of the terms, provisions or conditions of the Articles of Incorporation or Bylaws of the Company or any of its Subsidiaries, (ii) constitute, or result in, a material violation of any applicable statute, law, ordinance or regulation of any state, territory or other jurisdiction, or (iii) violate, constitute, or result in, a default under (or an event which with the passing of time or the giving of notice or both would constitute a default under) or breach of the terms, provisions or conditions of any material indenture, note, contract, commitment, instrument or document to which the Company or any of its Subsidiaries is or will be a party or by which the Company, any of its Subsidiaries or any of their respective properties are bound, or any award, judgment, decree, rule or regulation of any court or governmental or regulatory agency or body having jurisdiction over the Company or any of its Subsidiaries or their respective activities or properties except, in the cases of (ii) and (iii), where such defaults or violations do not, individually or in the aggregate, have a Material Adverse Effect.

(g)

This Agreement, the Subscription Documents, the Warrants and all other documents to be entered into by the Company in connection with any transaction described in the Memorandum or in connection with the Placement have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except insofar as enforcement of the indemnification or contribution provisions hereof may be limited by applicable laws or principles of public policy and except further as to enforcement, to the availability of equitable remedies and limitations imposed by bankruptcy, insolvency, reorganization and other similar laws and related court decisions relating to or affecting creditors’ rights generally.

(h)

The Company has never declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock.

(i)

Except as disclosed in the Company Documents, since September 30, 2005, there has been no material adverse change (or any development involving a prospective material adverse change), whether or not arising from transactions in the ordinary course of business, in or affecting: (i) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company and each Subsidiary, taken as a whole; (ii) the long-term debt or capital stock of the Company or any of its Subsidiaries; or (iii) the Placement or consummation of any of the other transactions contemplated by this Agreement.  Since the date of the latest balance sheet presented in or attached to the Memorandum, neither the Company nor any Subsidiary has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company and the Subsidiaries taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Memorandum and the exhibits thereto.

(j)

The financial statements, including the notes thereto, and the supporting schedules included in the Memorandum and in the Company Documents present fairly, in all material respects and as of the dates indicated and for the periods specified the financial position and the cash flows and results of operations of the Company and the Subsidiaries.  Except as otherwise stated in the Memorandum and in the Company Documents, such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved.  The supporting schedules, if any, included in the Memorandum and the Company Documents present fairly the information required to be stated therein.  The other financial and statistical information included in the Memorandum and the Company Documents present fairly the information included therein in all material respects.

(k)

Dale Matheson Carr-Hilton Labonte, Chartered Accountants, Suite 1700 – 1140 W. Pender Street, Vancouver, B.C., Canada, V6E 4G1, whose report is included or attached to the Memorandum, are independent public accountants as required by the Securities Act, the Exchange Act and the Rules and Regulations.

Avalon Energy Corporation

April 24, 2006

(l)

The statistical, industry-related and market-related data included or attached as an exhibit to the Memorandum are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(m)

No consent, approval, authorization or order of any court or governmental or regulatory agency or body or any individual or entity is required on the part of the Company or any Subsidiary for the lawful consummation of the transactions contemplated hereby and thereby, except for such consents and approvals with respect to the offer and sale of the Units in certain jurisdictions which are identified to the Placement Agent by counsel for the Company.

(n)

Each of the Company and the Subsidiaries has all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all applicable judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), to own, lease and operate their respective properties and conduct their respective businesses as are now being conducted and as disclosed in the Memorandum, except where the failure to have any such Consent would not have a Material Adverse Effect.  Each such Consent is valid and in full force and effect, and neither the Company nor any Subsidiary has received written notice of any investigation or proceedings which results in or, if decided adversely to the Company or any Subsidiary, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent.

(o)

Each of the Company and the Subsidiaries is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except where the failure to so comply does or would not have a Material Adverse Effect.

(p)

Neither the Company nor any of its directors, officers, employees, agents or representatives (“Company Representatives”) has taken or will take any action which has caused or may cause the Placement not to qualify for exemption from the registration requirements of the Securities Act or of United States federal, state or other securities or other laws.  In connection with the Placement, neither the Company nor the Company Representatives shall offer or cause to be offered the Units by any form of general solicitation or general advertising as defined in Rule 502(c) of Regulation D.  The Company and the Company Representatives have not taken and shall not take any action (except for actions contemplated by the Memorandum) that would cause the Placement to be integrated with other transactions under Rule 502(a) of Regulation D.  Neither the Company nor, to the Company’s knowledge, any of its Affiliates or Company Representatives has, prior to the date hereof, made any offer or sale of any securities which could be “integrated” for purposes of the Securities Act or the Rules and Regulations with the offer and sale of the Securities pursuant to the Memorandum.

(q)

Except as disclosed in the Company Documents, and except for such matters that, individually or in the aggregate, would not have a Material Adverse Effect on the business, operations or financial results of the Company and its subsidiaries (either individually or in the aggregate) there are no claims, actions, suits, investigations or proceedings before or by any arbitrator, court, governmental authority or instrumentality pending or threatened against or affecting the Company or any of its subsidiaries or involving the properties of the Company which might affect the business, properties or financial condition of the Company or any of its subsidiaries or which might affect the transactions or other acts contemplated by this Agreement or the validity or enforceability of this Agreement;

(r)

The Company will not offer the Units for sale hereunder on the basis of any communications or documents relating to the Placement Agent or the Units except pursuant to  the Memorandum and the exhibits thereto and documents described or referred to therein, including the Subscription Documents.

Avalon Energy Corporation

April 24, 2006

(s)

The Company and the Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of reliable financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any material differences.

(t)

Neither the Company nor any of its Subsidiaries has violated or is currently in violation of any provisions of: (a) any federal or state environmental law, (b) Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), (c) the Bank Secrecy Act, as amended, (d) the Money Laundering Control Act of 1986, as amended, (e) the Foreign Corrupt Practices Act, or (f) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (“USA Patriot Act”) Act of 2001, and the rules and regulations promulgated under any such law, or any successor law, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

(u)

So long as the Common Stock and the Warrants (including the Common Stock receivable upon the exercise thereof) are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, or is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2b under the Exchange Act, provide to each holder of Common Stock and to each prospective purchaser (as designated by such holder) of Common Stock upon the request of such holder or prospective holder, any information required to be provided by Rule 144A(d)(4) under the Securities Act.

(v)

The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to application of the net proceeds of the Placement, will not be, subject to registration as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not and will not be an entity “controlled” by an “investment company” within the meaning of the 1940 Act.   The Company will: (i) utilize the proceeds of the Placement in accordance with the “Use of Proceeds” section of the Memorandum and (ii) initially utilize the proceeds of the Placement and all other funds of the Company in such a manner so as to cause the Company not to be subject to the 1940 Act, and will thereafter use its best efforts to avoid the Company’s becoming subject to the 1940 Act.

(w)

Except as disclosed in the Memorandum, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Placement Agent for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement or, to the Company’s knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, Subsidiaries or affiliates that may affect the Placement Agent’s compensation.

Avalon Energy Corporation

April 24, 2006

(x)

No relationship, direct or indirect, exists between or among any of the Company or any Affiliate of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of the Company or any Affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Memorandum or the Company’s filings with the SEC which is not so described.  There are no outstanding loans (except for mortgage loans made in the ordinary course of business), advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Memorandum.

(y)

The Company and each Subsidiary owns or leases all such properties as are necessary to the conduct of its business as presently operated.  The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all Liens except such as are described in the Memorandum or such as do not (individually or in the aggregate) materially interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries.  Any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid and enforceable leases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries.  Neither the Company nor any Subsidiary has received any written notice (or, to the Company’s knowledge, any other notice) of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary.

(z)

The Company and each Subsidiary: (i) owns or possesses all rights to use, option and/or license, as the case may be, all patents, patent applications, provisional patents, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, mask works, customer lists, internet domain names, know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, “Intellectual Property”) necessary for the conduct of their respective businesses as being conducted and as described in the Memorandum and (ii) does not believe that the conduct of their respective businesses does or will conflict with, and have not received any notice of any claim of conflict with, any such right of others, which conflict would have a Material Adverse Effect.  To the best of the Company’s knowledge, all Intellectual Property developed by and belonging to the Company or any Subsidiary (including, without limitation, that which is developed by consultants to the Company or any Subsidiary) which has not been patented has been kept confidential so as, among other things, all such information may be deemed proprietary to the Company.  To the Company’s knowledge, there is no infringement by third parties of any Intellectual Property.  There are no pending or, to the Company’s knowledge, threatened actions, suits, proceedings or claims by others challenging the Company’s or any Subsidiary’s rights in or to any Intellectual Property, and there are no facts which would form a reasonable basis for any such claim.  There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates any Intellectual Property rights of others, in each case which would be reasonably likely to have a Material Adverse Effect, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

Avalon Energy Corporation

April 24, 2006

(aa)

The Company and the Subsidiaries maintain insurance in such amounts and covering such risks as are customary for similarly-sized public companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect.  There are no material claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.  The Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of its business.

(bb)

Each of the Company and the Subsidiaries has properly prepared and timely filed all federal, state, foreign and other tax returns that are required to be filed by it and has paid or made provision for the payment of, except such as may be contested in good faith, all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return).  No deficiency assessment with respect to a proposed adjustment of the Company’s or any Subsidiary’ federal, state, local or foreign taxes is pending or, to the Company’s knowledge, threatened which, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.  The accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate in all material respects to meet any assessments and related liabilities for any such period and, since the date of the Company’s most recent audited financial statements, the Company and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business.  There is no tax Lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary.

(cc)

No labor disturbance by the employees of the Company or any Subsidiary currently exists or, to the Company’s knowledge, is likely to occur.

(dd)

No “prohibited transaction” (as defined in either Section 406 of the ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)), “accumulated funding deficiency” (as defined in Section 302 of ERISA) or other event of the kind described in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan for which the Company or any Subsidiary would have any liability; each employee benefit plan of the Company or any Subsidiary is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any “pension plan”; and each employee benefit plan of the Company or any Subsidiary that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

Avalon Energy Corporation

April 24, 2006

(ee)

Neither the Company, any Subsidiary nor, to the Company’s knowledge, any of their respective employees or agents has at any time during the last five (5) years: (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments that are not prohibited by the laws of the United States or any jurisdiction thereof or any foreign jurisdiction.

(ff)

The Company has not offered, or caused the Placement Agent to offer, the Units to any person or entity with the intention of unlawfully influencing: (i) a customer or supplier of the Company or any Subsidiary to alter the customer’s or supplier’s level or type of business with the Company or any Subsidiary or (ii) a journalist or publication to write or publish favorable information about the Company, any Subsidiary or its products or services

(gg)

To the knowledge of the Company after reasonable investigation, during the past five years, none of the current officers or directors of the Company have been:

(i)

The subject of a petition under the federal bankruptcy laws or any state insolvency law filed by or against them, or by a receiver, fiscal agent or similar officer appointed by a court for their business or property, or any partnership in which any or them was a general partner at or within two years before the time of such filing, or any corporation or business association of which any of them was an executive officer at or within two years before the time of such filing;

(ii)

Convicted in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(iii)

The subject of any order, judgment, or decree not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any of them from, or otherwise limiting, any of the following activities:

Avalon Energy Corporation

April 24, 2006

(A)

acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity;

(B)

engaging in any type of business practice; or

(C)

engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities law or federal commodity laws.

(iv)

the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated of any federal or state authority barring, suspending or otherwise limiting for more than sixty (60) days their right to engage in any activity described in paragraph (iii)(A) above, or be associated with persons engaged in any such activity;

(v)

found by any court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

(vi)

found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

(vii)

found by a court or an administrative agency to have or is alleged to have violated any foreign securities laws.

Avalon Energy Corporation

April 24, 2006

(hh)

The Company and its consolidated subsidiaries (i) are in compliance in all material respects with any and all applicable foreign, federal, provincial, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole. In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its consolidated subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

(ii)

The Company and its consolidated subsidiaries (i) are in compliance in all material respects with any and all applicable foreign, federal, provincial, state and local laws and regulations relating to the underground and ground surface extraction of minerals (including but not limited to oil and gas) (“Mineral Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Mineral Laws to conduct their respective businesses as they are currently conducted,(iii) have entered into valid and legally binding contracts with the       appropriate government agencies and other third parties to conduct their mineral extraction activities as they are currently conducted, and (iv) are in compliance with all terms and conditions of any such contract, permit, license or approval, except where such noncompliance with Mineral Laws, failure to receive required permits, licenses or other approvals, failure to enter into appropriate contracts, or failure to comply with the terms and conditions of such contracts, permits, licenses or approvals       would not, individually or in the aggregate, have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

(jj)

There is and has been no failure on the part of the Company or any of the Company's directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including, without limitation, Section 402 related to loans and other extensions of credit and Sections 302 and 906 related to certifications.

Avalon Energy Corporation

April 24, 2006

(kk)

In addition to the foregoing, to the extent not set forth herein, the Placement Agent may rely on the representations and warranties made by the Company in the Subscription Agreement.

7.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE

PLACEMENT AGENT

The Placement Agent hereby represents and warrants to, and covenants with, the Company that:

(a)

This Agreement has been duly authorized, executed and delivered by the Placement Agent and constitutes the legal, valid and binding obligation of the Placement Agent, enforceable against it in accordance with its terms, except insofar as enforcement of the indemnification or contribution provisions hereof may be limited by applicable laws or principles of public policy and subject, as to enforcement, to the availability of equitable remedies and limitations imposed by bankruptcy, insolvency, reorganization and other similar laws and related court decisions relating to or affecting creditors’ rights generally.

(b)

The Placement Agent will cooperate with the Company to ensure that the offering and sale of the Units will comply with the requirements of the Securities Act, including, without limitation, the general conditions contained in Regulation D and the federal securities laws, and will follow the reasonable advice of the Company with respect to the manner in which to offer and sell the Units so as to ensure that the offering and sale thereof will comply with the securities laws of any jurisdiction in which Securities are offered by the Placement Agent, and the Placement Agent will not make an offer of Securities in any jurisdiction in which the Company advises it in writing that such offer would be unlawful for the Placement Agent to offer or sell securities.

(c)

The Placement Agent is: (i) a registered broker-dealer under the Exchange Act; (ii) a member in good standing of the NASD; and (iii) registered as a broker-dealer in each jurisdiction in which it is required to be registered as such in order to offer and sell the Units in such jurisdiction.

Avalon Energy Corporation

April 24, 2006

(d)

The Placement Agent has not and will not make an offer of Units (or of any securities, the offering of which may be integrated with the Placement) on the basis of any communications or documents relating to the Company or the Units except the Memorandum and the exhibits thereto and documents described or referred to therein (including the Subscription Documents), and the cover letters referred to in Section 2 hereof.  Without limiting the generality of the foregoing, the Placement Agent has not and will not make any representation as to any rate of return on investment that an offeree may obtain from the ownership of Common Stock or Warrants other than as set forth in the Memorandum.  The Placement Agent will deliver a copy of the Memorandum to each prospective Investor solicited by it prior to such offeree’s execution of the Subscription Documents or, in the case of amendments or supplements to the Memorandum (other than those amendments and supplements approved in writing by the Company but designated in writing as not subject to this requirement), prior to such offeree’s execution of an acknowledgment of receipt of such amendment or supplement and reconfirmation of intent to subscribe.

(e)

The Placement Agent has not and will not knowingly make an offer of Units on behalf of the Company, or of any securities, the offering of which may be integrated with the Placement, by any form of general solicitation or general advertising in violation of Rule 502(c) of Regulation D such as would cause the offering of Units not to qualify under Section 4(2) of the Securities Act as a transaction exempt from Section 5 thereof.  The Placement Agent has not and will not supply in writing for inclusion in the Memorandum or any related sales materials any information relating to the Placement Agent containing any untrue statement of a material fact or omitting to state any material fact required to be stated therein or necessary to make such information, in light of the circumstances under which it is used, not misleading.

(f)

The Placement Agent will not transmit to the Company any written offer from an offeree to purchase Securities unless, immediately prior thereto, it reasonably believes that:

(i)

the offeree is an Accredited Investor; and

(ii)

the offeree meets all other offeree and/or purchaser suitability standards, if any, required under applicable securities laws and regulations.

(g)

The Placement Agent will periodically notify the Company of the jurisdiction in which the Securities are being offered by it or will be offered by it pursuant to this Agreement, and will periodically notify the Company of the status of the offering conducted pursuant to this Agreement.  Such notices will be provided to the Company so as to enable the Company to timely comply with its filing obligations under applicable federal and state laws.

(h)

The Placement Agent shall or cause to be delivered (or will so deliver prior to the applicable closing date) to each prospective Investor the Memorandum and all supplements thereto.

Avalon Energy Corporation

April 24, 2006

8.

ADDITIONAL COVENANTS AND AGREEMENTS OF THE COMPANY

The Company covenants to and agrees with the Placement Agent that it shall:

(a)

Notify the Placement Agent as soon as practicable, and confirm such notice promptly in writing: (i) when any event shall have occurred during the period commencing on the date hereof and ending on the later of the Final Closing Date as a result of which the Memorandum would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) of the receipt of any notification with respect to the modification, rescission, withdrawal or suspension of the qualification or registration of the Securities or of an exemption from such registration or qualification in any jurisdiction.  The Company will use its reasonable best efforts to prevent the issuance of any such modification, rescission, withdrawal or suspension and, if any such modification, rescission, withdrawal or suspension is issued, to obtain the lifting thereof as promptly as possible.

(b)

Not supplement or amend the Memorandum unless the Placement Agent and its counsel shall have approved of such supplement or amendment in writing, such approval not to be unreasonably withheld, delayed or conditioned.  If, at any time during the period commencing on the date hereof and ending on the Final Closing Date, any event shall have occurred as a result of which the Memorandum contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if, in the opinion of counsel to the Company or counsel to the Placement Agent, it is necessary at any time to supplement or amend the Memorandum to comply with the Securities Act, Regulation D or any applicable securities or “blue sky” laws, the Company will promptly prepare an appropriate supplement or amendment (in form and substance reasonably satisfactory to the Placement Agent and its counsel) which will correct such statement or omission or which will effect such compliance.

(c)

Deliver without charge to the Placement Agent such number of copies of the Memorandum and any supplement or amendment thereto as may reasonably be requested by the Placement Agent.

(d)

Not, directly or indirectly, in connection with the Placement or as otherwise agreed to in this Agreement, solicit any offer to buy from, or offer to sell to, any person or entity any Securities or other securities of the Company except through the Placement Agent.

(e)

Not solicit any offer to buy or offer to sell Securities by any form of general solicitation or advertising, including, without limitation, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over the Internet, television or radio or at any seminar or meeting whose attendees have been invited by any general solicitation or advertising.

Avalon Energy Corporation

April 24, 2006

(f)

At all times during the period commencing on the date hereof and ending on the date of the Final Closing Date, provide to each prospective Investor or his purchaser representative, if any, on reasonable request, such information (in addition to that contained in the Memorandum) concerning the Placement, the Company, the Securities and any other relevant matters as it possesses or can acquire without unreasonable effort or expense and extend to each prospective investor or his purchaser representative, if any, the opportunity to ask questions of, and receive answers from the Company concerning the terms and conditions of the Placement and the business of the Company and to obtain any other additional information, to the extent it possesses the same or can acquire it without unreasonable effort or expense, as such prospective Investor or purchaser representative may consider necessary in making an informed investment decision or in order to verify the accuracy of the information furnished to such prospective Investor or purchaser representative, as the case may be.

(g)

Notify the Placement Agent promptly of the acceptance or rejection of any subscription.

(h)

Cooperate with the Placement Agent’s counsel to file five (5) copies of a Notice of Sales of Securities on Form D with the SEC no later than 15 days after the first sale of the Securities, if required by law or regulation.  The Company shall file promptly such amendments to such Notices on Form D as shall become necessary and shall also comply with any filing requirement imposed by the laws of any state, province or jurisdiction in which offers and sales are made, including all appropriate “blue sky” filings.  The Company shall cooperate with the Placement agent’s counsel to ensure compliance with all filings as required under applicable “blue sky” laws and the Placement Agent shall be supplied with copies of all filings made hereunder within 15 days following final Closing of the Placement. The Company shall provide Placement Agent’s counsel with all filing fees in advance as requested by counsel, which filing fees shall be held in escrow during the Placement and disbursed as required in connection with the making of required filings.

(i)

Place the following legend on all certificates representing the Shares and the Warrants:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE COMPANY, IS AVAILABLE.”

(j)

Not, directly or indirectly, engage in any act or activity which may jeopardize the status of the offering and sale of the Units as exempt transactions under the Securities Act or under the securities or “blue sky” laws of any jurisdiction in which the Placement may be made.

(k)

Apply the net proceeds from the sale of the Units for the purposes set forth under the caption “Use of Proceeds” in the Memorandum in the manner indicated thereunder. In addition, not proceeds of the Placement shall be used to pay or reimburse any debts or compensation owed to any officer, director or their affiliates.

Avalon Energy Corporation

April 24, 2006

(l)

Not, during the period commencing on the date hereof and ending on the Closing Date, issue any press release or other communication or hold any press conference with respect to the Company, its financial condition, results of operations, business properties, assets, liabilities or future prospects of the Placement, without the prior written consent of the Placement Agent, which consent will not be unreasonably withheld or delayed.

(m)

Not, prior to the completion of the Placement, bid for, purchase, attempt to induce others to purchase, or sell, directly or indirectly, any shares of Common Stock or any other securities in violation of the provisions of Regulation M under the Exchange Act.

(n)

Use its good faith best efforts to maintain compliance with all aspects of the Sarbanes-Oxley Act of 2002 (“Sarb-Ox”) and the rules and regulations promulgated thereunder that are applicable to the Company at the date of this Agreement and the rules and regulations with respect to Sarb-Ox that are now or will be applicable to the Company from time to time including, without limitation, those provisions relating to loans to Company officers and directors (it being covenanted and agreed to by the Company that it shall not, after the date hereof, make any loans to any officer or director of the Company).

(o)

Not, for a period of one (1) year from the Final Closing Date, increase the base salary of any officer of the Company in excess of ten percent (10%) per year.

(p)

Within 60 days following the Final Closing Date, prepare and file with the SEC either an appropriate registration statement or a pre-effective amendment an existing registration statement (collectively, the “Registration Statement”) for the purpose of registering for public resale: (i) the Common Stock and the Warrant Shares sold as part of the Unit, and (ii) the shares of Common Stock issued to the Placement Agent in connection with the Placement.  The Company shall use its good faith best efforts to ensure that such Registration Statement is declared effective within 180 days of the Final Closing Date.  In the event that the Registration Statement is not (x) filed within 60 days of closing of the Placement; (y) declared effective by the SEC within 180 days of the Final Closing Date or (iii) the registration does not stay effective for 60 consecutive days at anytime during the three (3) years following its effectiveness, then the number of shares of Common Stock included within the Unit and the number of Warrant Shares underlying the Warrants shall be increased by two percent (2%) for each 30 day period following such 60, 180 or subsequent 60 day period, as the case may be.  The Company agrees to take all actions as are necessary to keep the Registration Statement effective until the later of (i) the third anniversary of the first date on which no Warrants remain unexercised or unexpired or (ii) the date that all Securities underlying the Units may be sold without any restrictions under Rule 144 during any 90-day period in accordance with all Rules and Regulations regarding sales of securities pursuant to Rule 144.  The Company shall bear all expenses of the Registration Statement, including fees and expenses, if any, of counsel or other advisors to the Investors and Placement Agent and shall pay the legal expenses of the counsel to Placement Agent in the amount of $15,000 for its review of the Registration Statement.  The Company shall endeavor to provide a draft of the initial Registration Statement and all amendments to the Placement Agent’s counsel at least three business days prior to filing with the SEC. The Company shall also pay all expenses of the Investors and the Placement Agent for any “144 opinions” or other opinions which are required in connection with any transfers of Securities made by such parties under Rule 144 or any other applicable sale or transfer (including, without limitation, sales made pursuant to prospectus delivery).  In addition to the foregoing, the Company also grants to the Placement Agent, with respect to the shares of Common Stock issued to the Placement Agent in connection with the Placement and the shares of Common Stock underlying any securities previously issued to the Placement Agent, each of the registration rights and anti-dilution protections granted to the Investors in the Placement, as such rights are memorialized, respectively, on Annex A and Annex B to the Subscription Agreement, such Annexes being incorporated by reference herein.  The Company shall cooperate with the Placement Agent and its counsel in responding to any inquiry made by the NASD and providing information requested by the NASD, in connection with any filing by the Placement agent under NASD Rule 2710.

Avalon Energy Corporation

April 24, 2006

(q)

From and after the date hereof, file with the SEC all required reports and other filings as if the Company was, as of the date hereof, subject to the reporting requirements of Section 13 or 15 of the Exchange Act. During the period commencing on the date of the final Closing and ending three (3) years thereafter, the Company shall provide, at its expense any required legal opinions and transfer agent instructions with respect to any proposed sales of the Securities under Rule 144.

(r)

In addition to the foregoing, to the extent not set forth herein, the Placement Agent may rely on the covenants made by the Company in the Subscription Documents used in connection with the Placement.

9.

CONDITIONS OF THE PLACEMENT AGENT’S OBLIGATIONS

The obligations of the Placement Agent pursuant to this Agreement shall be subject, in its discretion, to the continuing accuracy of the representations and warranties of the Company contained herein and in each certificate and document contemplated under this Agreement to be delivered to the Placement Agent or otherwise at any closing (including, without limitation, all Subscription Documents and all Company Documents), as of the date hereof and as of the Initial Closing Date or the date of any closing subsequent to the Initial Closing Date, to the performance by the Company of its obligations hereunder, and to the following conditions:

(a)

At the Closing, the Placement Agent shall have received certificates for the Shares sold to the Investors in the Placement, duly executed and made out in the name of such Investors for the amount of Shares purchased.

(b)

At the Closing, the Placement Agent shall have received warrant certificates for Warrants sold to the Investors in the Placement, duly executed and made out in the name of such Investors for the amount of Warrant Shares which may be received upon the exercise thereof.

(c)

At the Closing, the Placement Agent shall have received the applicable fees payable to the Placement Agent as described in Sections 3 and 4 hereof.

(d)

 At the Closing, the Placement Agent shall have received the favorable opinion of Michael S. Krome, Esq. , as counsel for the Company,  in the form and substance customary for transactions such as the placement and reasonably satisfactory to the Placement Agent.  Such opinion shall contain, among other customary opinions, and subject to customary qualifications, the following required legal opinions:

Avalon Energy Corporation

April 24, 2006

(i)

the Company has been duly organized and is validly existing and in good standing under the laws of the State of Nevada, has all requisite power and authority necessary to own or hold its properties and conduct its business, and is duly qualified or licensed to do business as a foreign corporation in each other jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify or be licensed would not have a Material Adverse Effect;

(ii)

Each Subsidiary, if any,  is validly existing and is in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its properties and to conduct its business and is duly qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such qualification or authorization, except where the failure to be so qualified or authorized and in good standing could not reasonably be expected to have a Material Adverse Effect.  All of the issued and outstanding shares of capital stock of each Subsidiary are owned by the Company and, to the knowledge of such counsel, all such issued and outstanding shares have been duly authorized and validly issued, and are non-assessable.  To the knowledge of such counsel, and except as disclosed in the Memorandum and the Company documents, the Company owns the outstanding capital stock of each Subsidiary free and clear of any Liens.

(iii)

each of this Agreement, the Escrow Agreement by and among the Placement Agent, the Company and the Escrow Agent, the shares of Common Stock, the Warrants and the Subscription Documents has been duly and validly authorized, executed and delivered by the Company, and is the valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and to general equitable principles (with the assumption that, for these purposes, New York law is substantially the same as Nevada law;

(iv)

the authorized capital stock of the Company as of the date hereof (before giving effect to the transactions contemplated by this Agreement) is as set forth in the Memorandum.

(v)

The Securities have been duly authorized, validly issued, fully paid and nonassessable and no personal liability will attach to the ownership thereof.  The Shares, the Warrant Shares and the shares of Common Stock issued to the Placement Agent hereunder have all been duly reserved, and when issued in accordance with the terms of the Placement, will be validly issued, fully paid and nonassessable and not subject to preemptive or any other similar rights and no personal liability will attach to the ownership thereof;

(vi)

assuming: (A) the accuracy of the information provided by the Investors in the Subscription Documents, and (B) that the Company and the Placement Agent have complied in all material respects with the requirements of Section 4(2) of the Securities Act (and the provisions of Regulation D promulgated thereunder), the issuance and sale of the Units and the shares issued to the Placement Agent are exempt from registration under Section 4(2) the Securities Act and/or Regulation D promulgated thereunder;

Avalon Energy Corporation

April 24, 2006

(vii)

To the best knowledge of such counsel, after due investigation, neither the execution and delivery of this Agreement and the Warrants, nor compliance with the terms hereof, nor the consummation of the transactions herein contemplated, has, nor will, conflict with, result in a breach of, or constitute a default under the Articles of Incorporation or Bylaws of the Company, or any material contract, instrument or document to which the Company or any Subsidiary is a party (which material contract, instrument or document will be enumerated on a schedule to such opinion). To the knowledge of such counsel none of such material contracts, instruments or documents violate any applicable law, rule, regulation, judgment, order or decree of any governmental agency or court having jurisdiction over the Company or any of its properties or business;

(vii)

to the actual knowledge of such counsel, there are no claims, actions, suits, investigations or proceedings before or by any arbitrator, court, governmental authority or instrumentality pending or threatened against or affecting the Company or involving the properties of the Company, an unfavorable outcome to which would have a Material Adverse Effect, except as set forth in or contemplated by the Memorandum or Subscription Documents; and

(viii)

such counsel has reviewed the Company Documents and, based upon such review, nothing has come to the attention of such counsel to cause such counsel to believe that the Company Documents contained any untrue statement of a material fact required to be stated therein or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing opinion shall specifically exclude and shall not cover: (A) any matters relating to the Intellectual Property of the Company or the Subsidiaries, (B) any audited or unaudited financial statements of the Company, or (C) any material (whether financial or otherwise) contained in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005 filed under the Securities and Exchange Act of 1934 (“Exchange Act”) or subsequent Exchange Act reports.

(e)

At the Initial Closing and each Subsequent Closing, the Placement Agent shall have received the favorable opinion of intellectual property counsel for the Company with respect to the intellectual property rights of the Company and the Subsidiaries and other related matters as the Placement Agent may require.

Avalon Energy Corporation

April 24, 2006

(f)

At each Closing, the Placement Agent shall have received a certificate of the Chief Executive Officer of the Company, dated, as applicable, as of the date of such Closing: (i) to the effect that, as of the date of this Agreement and as of the applicable date, the representations and warranties of the Company contained herein were and are accurate, and that, as of the applicable date, the obligations to be performed by the Company hereunder on or prior thereto have been fully performed, and (ii) with respect to the incumbency of the officers of the Company executing the documentation delivered at such Closing.

(g)

At each Closing, the Placement Agent shall have received a certificate of the Secretary of the Company, dated, as applicable, as of the date of such Closing, certifying to the charter, by-laws, good standing in their respective states of incorporation and board resolutions relating to the Placement of , as applicable, the Company and the Subsidiaries.

(h)

All proceedings taken in connection with the issuance, sale and delivery of the Securities shall be reasonably satisfactory in form and substance to the Placement Agent and its counsel.

(i)

On or prior to or following the Initial Closing Date or the date of any Subsequent Closing, as the case may be, the Placement Agent shall have been furnished with: (i) such information, documents and certificates as it may reasonably require for the purpose of enabling it to review the matters referred to in this Section 10 and in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties, covenants, agreements or conditions herein contained, and (ii) such other closing documentation as may be required in order to affect the applicable Closing or as the Placement Agent may otherwise reasonably request.

(j)

Any certificate or other document signed by any officer of the Company and delivered to the Placement Agent and its counsel as required hereunder shall be deemed a representation and warranty by the Company hereunder as to the statements made therein.  If any condition to the Placement Agent’s obligations hereunder have not been fulfilled as and when required to be so fulfilled, the Placement Agent may terminate this Agreement or, if the Placement Agent so elects, in writing waive any such conditions which have not been fulfilled or extend the time for their fulfillment.  In the event that Placement Agent elects to terminate this Agreement, Placement Agent shall notify the Company of such election in writing.  Upon such termination, neither party shall have any further liability nor obligation to the other except as provided in Section 10 hereof.

Avalon Energy Corporation

April 24, 2006

(k)

Prior to the initial Closing, the Placement Agent shall have received, in form and substance satisfactory to it, a lock-up agreement from each of the Company’s officers and directors whereby they agree not to sell, assign, pledge, transfer or enter into any hedging transaction with respect to the securities of the Company beneficially owned by them for a period commencing on the date hereof and ending on a date which is 90 days from the effective date of the Registration Statement.

(l)

If there is more than one Closing, then at each such Closing there shall be delivered to the Placement Agent updated opinions, certificates or other information described in this Section 9.

10.

INDEMNIFICATION

(a)

The Company agrees to indemnify and hold harmless the Placement Agent, any person who controls the Placement Agent within the meaning of the Securities Act, Section 20(a) of the Exchange Act or any applicable statute, and each partner, director, officer, employee, agent and representative of the Placement Agent and its representatives from and against any loss, damage, expense, liability or claim, or actions or proceedings in respect thereof (including, without limitation, reasonable attorneys’ fees and expenses incurred in investigating, preparing or defending against any litigation commenced, collectively “Damages”) which any such person or entity may incur or which may be made or brought against any such person arising out of or based upon: (i) any breach of any of the agreements, representations or warranties of the Company contained in or contemplated by this Agreement or the Subscription Documents, including, without limitation, those arising out of or based on any alleged untrue statement of a material fact or omission to state a material fact required to be stated in the Memorandum or the Subscription Documents or necessary in order to make the statements appearing therein not misleading in the light of the circumstances in which they were made, (ii) any violation of any federal or state securities laws attributable to the Placement, or (iii) any violation of law by the Company or any affiliate thereof, or any director, officer, employee, agent or representative of any of them, related to or arising out of the Placement.  This indemnity agreement by, and the agreements, warranties and representations of, the Company shall survive the offer, sale and delivery of the Units and the termination of this Agreement and shall remain in full force and effect regardless of any investigation made by or on behalf of any person indemnified hereunder, and termination of this Agreement and acceptance of any payment for the Units hereunder.

(b)

The Placement Agent agrees to indemnify and hold harmless the Company and its affiliates, any person who controls any of them within the meaning of the Securities Act, Section 20(a) of the Exchange Act or any applicable statute, and each officer, director, employee, agent and representative of the Company or any of its affiliates from and against any Damages which any such person or entity may incur or which may be made or brought against any such person, but only to the extent the same arises out of or is based upon: (i) any breach of any of the agreements, representations or warranties of the Placement Agent contained in this Agreement, (ii) any violation of any federal or state securities laws attributable to the Placement Agent, or (iii) any untrue statement of a material fact in any information provided to the Company in writing by the Placement Agent, expressly for use in and used in the Memorandum, or (iii) any violation of law by the Placement Agent or any affiliate thereof, or any director, officer, employee, agent or representative of any of them, related to or arising out of the Placement. This indemnity agreement by, and the agreements, warranties and representations of, the Placement Agent shall survive the offer, sale and delivery of the Units and shall remain in full force and effect regardless of any investigation made by or on behalf of any person indemnified hereunder, and termination of this Agreement and acceptance of any payment for the Units hereunder.

Avalon Energy Corporation

April 24, 2006

(c)

If any action is brought against a party (the “Indemnified Party”) in respect of which indemnity may be sought against one or more other parties (the “Indemnifying Party” or “Indemnifying Parties”), the Indemnified Party shall promptly notify the Indemnifying Party or Parties in writing of the institution of such action; provided, however, the failure to give such notice shall not release the Indemnifying Party or Parties from its or their obligation to indemnify the Indemnified Party hereunder except to the extent the Indemnifying Party actually incurs damage by reason of such failure and shall not release the Indemnifying Party or Parties from any other obligations or liabilities to the Indemnified Party in any event.  The Indemnifying Party or Parties may at its or their own expense elect to assume the defense of such action, including the employment of counsel reasonably acceptable to the Indemnified Party; provided, however, that no Indemnifying or Indemnified Party shall consent to the entry of any judgment or enter into any settlement by which the other party is to be bound without the prior written consent of such other party, which consent shall not be unreasonably withheld.  In the event the Indemnifying Party or Parties assume a defense hereunder, the Indemnified Party shall be entitled to retain its own counsel in connection therewith and, except as provided below, shall bear the fees and expenses of any such counsel, and counsel to the Indemnified Party or Parties shall cooperate with such counsel to the Indemnifying Party in connection with such proceeding.  If an Indemnified Party reasonably determines that there are or may be differing or additional defenses available to the Indemnified Party which are not available to the Indemnifying Party, or that there is or may be a conflict between the respective positions of the Indemnifying Party and of the Indemnified Party in conducting the defense of any action, then the Indemnifying Party shall bear the reasonable fees and expenses of any counsel retained by the Indemnified Party in connection with such proceeding.  All references to the Indemnified Party contained in this Section 10(c) include, and extend to and protect with equal effect, any persons who may control the Indemnified Party within the meaning of the Securities Act, Section 20(a) of the Exchange Act or any applicable statute, any successor to the Indemnified Party and each of its partners, officers, directors, employees, agents and representatives.  The indemnity agreements set forth in this Section 10 shall be in addition to any other obligations or liabilities of the Indemnifying Party or Parties hereunder or at common law or otherwise.  Notwithstanding anything herein to the contrary, in no event shall the Placement Agent be obligated to indemnify any person or entity in an amount in excess of the gross consideration received by the Placement Agent for services rendered hereunder.

(d)

Notwithstanding the provisions of Sections 10(a) and 10(b) hereof, no Indemnified Party hereunder shall be entitled to or receive indemnification pursuant to this Agreement if it is determined by a court of competent jurisdiction (not subject to appeal) that the Damages in question were caused primarily by the gross negligence or willful misconduct of such Indemnified Party.

(e)

If recovery is not available under the foregoing indemnification provisions of this Section 10, for any reason other than as specified therein, the party entitled to indemnification by the terms thereof shall be entitled to contribution to losses, damages, liabilities and expenses of the nature contemplated by such indemnification provisions.  In determining the amount of such contribution, there shall be considered the relative benefits received by the Company on the one hand, and the Placement Agent on the other hand from the Placement (which shall be deemed to be the portion of the proceeds of the Placement realized by each party), the parties’ relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, the relative culpability of the parties, the relative benefits received by the parties and any other equitable considerations appropriate under the circumstances.  No party shall be liable for contribution with respect to any action or claim settled without its consent.  Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 10, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 10 or otherwise.  For purposes of this Section 10, each person, if any, who controls a party to this Agreement within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as that party to this Placement Agreement.

(f)

In any claim for indemnification for United States Federal or state securities law violations, the party seeking indemnification shall place before the court the position of: (i) the SEC and (ii) if applicable, any state securities commissioner or agency having jurisdiction with respect to the issue of indemnification for securities law violations.

Avalon Energy Corporation

April 24, 2006

MISCELLANEOUS

(a)

The agreements set forth in this Agreement have been made and are made solely for the benefit of the Company, the Placement Agent, and the respective affiliates, heirs, personal representatives and permitted successors and assigns thereof, and except as expressly provided herein nothing expressed or mentioned herein is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any representation, warranty or agreement herein contained.  The term “successors and assigns” as used herein shall not include any purchaser of any Units merely because of such purchase.

(b)

Neither party will be liable to the other by reason of any failure in performances of this Agreement if the failure arises out of the unavailability of third party communication facilities or energy sources or acts of God, acts of governmental authority, fires, strikes, delays in transportation, riots or war, or any cause beyond the reasonable control of such party.

(c)

Any notice or other communication required or appropriate under the provisions of this Agreement shall be given in writing (and may be delivered by facsimile transmission, with confirmation of receipt) addressed as follows: (i) if to the Company, at the address set forth above, Attention Chief Executive Officer; and (ii) if to the Placement Agent, Joseph Stevens & Company, Inc., 59 Maiden Lane, 32nd Floor, New York, NY 10038, Attention: Mr. Joseph Sorbara; with a copy to Ellenoff Grossman & Schole LLP, 370 Lexington Avenue, New York, New York 10017, Attention: Barry Grossman, Esq., or at such other address as any party may designate to the others in accordance with this Section 11(C).

(d)

This Agreement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law provisions thereof (other than Section 5-1401 of the New York General Obligations Law).

Avalon Energy Corporation

April 24, 2006

(e)

Any legal suit, action or proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York.  The parties hereto hereby: (i) waives any objection which they may now have or hereafter have to the venue of any such suit, action or proceeding, and (ii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding.  The parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agree that service of process upon a party mailed by certified mail to such party’s address shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding.

(f)

This Agreement constitutes the entire agreement between the parties hereto with respect to the Placement and supercedes any and all prior agreements, and may be amended or modified only by a duly authorized writing signed by such parties.  This Agreement may be executed in any number of counterparts and by facsimile, each of which shall be deemed an original and all of which shall constitute a single instrument.

This Placement Agency Agreement is executed and shall be effective as of April 24, 2006.

Very truly yours,

JOSEPH STEVENS & COMPANY, INC.

By:   /s/ Joseph Sorbara________________

         Name: Joseph Sorbara

         Title:   Chief Executive Officer

Avalon Energy Corporation

April 24, 2006

ACCEPTED AND AGREED TO:

AVALON ENERGY CORPORATION

By: _/s/ Robert Klein________________

       Name: Robert Klein

       Title:  President

Avalon Energy Corporation

April 24, 2006

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